UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2018

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  Consumers Energy Company ☐

Item 8.01. Other Events.

On November 13, 2018, Consumers Energy Company (“Consumers”) issued and sold $300,000,000 principal amount of its 3.80% First Mortgage Bonds due 2028 and $550,000,000 principal amount of its 4.35% First Mortgage Bonds due 2049 (collectively, the “Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-216355-01) (the “Registration Statement”), a Preliminary Prospectus Supplement dated October 29, 2018 to Prospectus dated March 1, 2017, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated October 29, 2018 to Prospectus dated March 1, 2017 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the Bonds.  Consumers intends to use the net proceeds from the offering to redeem its (1) 6.125% First Mortgage Bonds due March 15, 2019, of which $350,000,000 aggregate principal amount is outstanding, and (2) 6.700% First Mortgage Bonds due September 15, 2019, of which $500,000,000 aggregate principal amount is outstanding.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement dated October 29, 2018 among Consumers and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., KeyBanc Capital Markets Inc., SMBC Nikko Securities America, Inc., Comerica Securities, Inc., U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P. and C.L. King & Associates, Inc., as underwriters.

4.1	134th Supplemental Indenture dated as of November 13, 2018 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.80% First Mortgage Bonds due 2028 (included in Exhibit 4.1).

4.3	Form of 4.35% First Mortgage Bonds due 2049 (included in Exhibit 4.1).

5.1	Opinion of Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of Consumers, dated November 13, 2018, regarding the legality of the Bonds.

23.1	Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-216355-01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMERS ENERGY COMPANY

Dated: November 13, 2018	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer